EXHIBIT 10.4

3/03 AMENDMENT

(the tenth amendment)

dated as of March 29, 2003

to

REPURCHASE FINANCING AGREEMENT

dated as of October 9, 1996

among

ASSOCIATES FUNDING, INC.

(“Borrower”)

RYLAND MORTGAGE COMPANY

(“Guarantor”)

JPMORGAN CHASE BANK

(“Chase”), as Agent (“Agent”)

and

CERTAIN LENDERS

$25,000,000 (originally $100,000,000) Revolving Credit Facility

INDEX

3/03 Amendment	1
Agent	1
Borrower	1
Companies	1
Guarantor	1
JPMorgan Chase	1
Lenders	1
Loan Agreement	1
Stated Termination Date	1

TABLE OF CONTENTS

Preamble	1
Recitals	1
Amendments	1
1. Amendment of Section 1.1.	1
2. Conditions Precedent	2
3. Representations and Warranties	2
4. Ratification	2
5. Miscellaneous	2

3/03 AMENDMENT TO

REPURCHASE FINANCING AGREEMENT

Preamble

     THIS 3/03 AMENDMENT TO REPURCHASE FINANCING AGREEMENT (the “3/03 Amendment”) entered into as of March 29, 2003, among ASSOCIATES FUNDING, INC., a Delaware corporation (“Borrower”), RYLAND MORTGAGE COMPANY, an Ohio corporation (“Guarantor”), JPMORGAN CHASE BANK (“JPMorgan Chase”), a New York banking corporation, formerly known as The Chase Manhattan Bank and successor by merger to Chase Bank of Texas, National Association, a national banking association formerly named Texas Commerce Bank National Association, as a lender and as agent for the lenders from time to time party thereto (in that capacity, the “Agent”), and JPMorgan Chase, as currently the only lender party to the Loan Agreement (defined below) to amend (for the tenth time) the Loan Agreement, recites and provides as follows:

Recitals

     Borrower and Guarantor (the “Companies”) and JPMorgan Chase, as Agent and the only lender (the lenders thereunder being called the “Lenders”), are party to the Repurchase Financing Agreement dated as of October 9, 1996 (as amended through the date of this amendment, the “Loan Agreement”) providing for revolving credit loans of (originally) up to $100 million of principal lent and outstanding on any day during the term of the Loan Agreement, and previously amended to, among other things, reduce such limit to $35 million, subsequently (by the 9/00 Amendment to Repurchase Financing Agreement dated as of September 1, 2000) to increase it back up to $45 million and then (by the 3/02 Amendment to Repurchase Financing Agreement dated as of March 29, 2002 to again reduce it to $35 million. Terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this amendment. This amendment is for the purposes of (i) decreasing such limit to $25 million and (ii) extending the Stated Termination Date to March 31, 2004. Accordingly, for valuable and acknowledged consideration, the parties to this amendment agree as follows (in the event of any conflict or inconsistency between these recitals and the following agreements, the latter shall govern and control):

Amendments

1. Amendment of Section 1.1.

     Section 1.1 is amended by adding the following new definition, in alphabetical order:

“3/03 Amendment” means the 3/03 Amendment to Repurchase Financing Agreement dated as of March 29, 2003, executed by the parties hereto and amending this Agreement (for the tenth time).

     Section 1.1 is further amended by amending the following definitions to henceforth read as follows:

“Stated Termination Date” means March 31, 2004.

     And Schedule 1.1(a) (first referred to in the Loan Agreement in the definition of “Commitment” in Section 1.1 and last updated by the 3/02 Amendment to Repurchase Financing Agreement dated as of March 29, 2002) is amended in its entirety to

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henceforth read as does Schedule 3/03-1.1(a) attached to this amendment and hereby made a part hereof.

2. Conditions Precedent.

     The Companies agree to forthwith deliver to the Agent: (a) counterparts of this amendment executed by all of the parties named below, (b) for any officer of either Company signing below on behalf of that Company but not included in certificates of incumbency for that Company delivered to the Agent before this amendment, a certificate of the secretary or assistant secretary of that Company about the due incumbency of that officer, and (c) if the Agent reasonably requires, resolutions of the directors of any Company authorizing this amendment certified as accurate and complete by the secretary or assistant secretary of the appropriate Company. This amendment shall become effective as of the effective date of this amendment upon execution of this amendment by the Borrower and the Agent.

3. Representations and Warranties.

     The Companies jointly and severally represent and warrant to Agent and Lenders that, as of the date of this amendment and on the date of its execution (a) the representations and warranties in the Loan Papers are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Papers, and (b) no Default or Potential Default exists.

4. Ratification.

     The Companies ratify and confirm (a) all provisions of the Loan Papers as amended by this amendment and (b) that all guaranties, assurances and Liens granted, conveyed, or assigned to Agent or Lenders under the Loan Papers — including, but not limited to, the unconditional and irrevocable guaranty by the Guarantor of (i) the prompt payment of the Obligation at maturity, by acceleration or otherwise, and at all times after maturity in accordance with the Loan Papers, and (ii) the prompt performance of and compliance with every term, covenant, and condition of the Loan Papers when due, all as stated in Section 4.1 of the Loan Agreement — as they may have been revised, extended, and amended, continue to guarantee, assure and secure the full payment and performance of the Obligation (including, without limitation, all amounts evidenced now or in the future by any note delivered under this amendment).

     In addition and without limiting the generality of the foregoing (and without establishing or implying any requirement for any future republication or reconfirmation thereof, the parties agreeing that there is and shall be no such requirement), Guarantor hereby specifically republishes and reconfirms its letter agreement with the Lender dated September 27, 2001, an unsigned copy of which is attached as Exhibit 3/03-1 hereto and hereby made a part hereof.

5. Miscellaneous.

     All references in the Loan Papers to the “Loan Agreement” are to the Loan Agreement as heretofore amended and as amended by this amendment. This amendment is a “Loan Paper” referred to in the Loan Agreement, and the provisions relating to Loan Papers in the Loan Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Loan Agreement is unchanged and continues in full force and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This amendment binds and benefits the

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Companies, Agent, Lenders and their respective successors and permitted assigns. THIS AMENDMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     The remainder of this page is intentionally blank; counterpart signature pages follow.

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     EXECUTED as of the day and year first stated above.

ASSOCIATES FUNDING, INC.	RYLAND MORTGAGE COMPANY

By: (Name) (Title)	/s/ Susan M. Cass Susan M. Cass Senior Vice President and Chief Financial Officer	By: (Name) (Title)	/s/ Susan M. Cass Susan M. Cass Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, as Agent and as a Lender

By: (Name) (Title)	/s/ Cynthia E. Crites Cynthia E. Crites Senior Vice President

Counterpart signature page to 3/03 Amendment to Repurchase Financing Agreement among Associates Funding,

Inc., Ryland Mortgage Company and JPMorgan Chase Bank

SCHEDULE 3/03-1.1(a)

LENDERS AND COMMITMENTS

Name of Lender	Commitment

JPMorgan Chase Bank	$25,000,000
707 Travis, 6th Floor North Houston, TX 77002 Attention: Cynthia E. Crites, Vice President Fed Tax ID No. 13-4994650 Tel (713) 216-4425 Fax (713) 216-1567

EXHIBIT 3/03-1

THE CHASE MANHATTAN BANK

717 Travis, 6th Floor North
Houston, Texas 77002

September 27, 2001

Ryland Mortgage Company
6300 Canoga, 14th Floor
Woodland Hills, California 91367

Attention: Ms. Susan Cass, Chief Financial Officer

Re: Repurchase Financing Agreement dated as of October 9, 1996 (as heretofore amended eight times, the “Loan Agreement”) among Associates Funding, Inc., Ryland Mortgage Company (“Ryland”) and The Chase Manhattan Bank (successor by merger to Texas Commerce Bank National Association which was renamed Chase Bank of Texas, National Association before such merger)

Ladies and Gentlemen:

     1.     Negative Covenant. Section 8.3 of the Loan Agreement prohibits Ryland from making any loan, advance, extension of credit or capital contribution to, making any investment in, or purchasing or committing to purchase any stock or other securities or evidences of Debt of, or interests in, any other Person other than Permitted Loans/Investments, which are defined in the Loan Agreement as those loans and investments that are listed on Schedule 8.3 to the Loan Agreement, item 2 of which list of Permitted Loans/Investments is “Permitted Loans and Investments of Guarantor under the Existing Loan Agreement,” which are those loans and investments that are listed on Schedule 8.3 to the Restated Credit Agreement dated June 16, 1995 between Ryland, as borrower, Bank One, Texas, N.A., as Agent, and certain lenders, as amended (the “Existing Loan Agreement”). This Bank and Ryland intend that Schedule 8.3 to the Loan Agreement and Schedule 8.3 to the Existing Loan Agreement be read together to determine what loans, advances, extensions of credit or capital advances are permitted by the Loan Agreement (copies of both Schedule 8.3 to the Loan Agreement and Schedule 8.3 to the Existing Loan Agreement are attached hereto, as Exhibits 1 and 2, respectively, to facilitate that). Ryland has requested that, for purposes of the Loan Agreement, this Bank agree that henceforth, in determining whether Ryland is in compliance with item 10 of the Existing Loan Agreement’s list of Permitted Loans and Investments, which reads substantially as follows (modified as indicated by brackets to clarify its intended meaning in the present context):

10.   Loans or advances by [Ryland] to Ryland Group in the management of its cash so long as (a)(i) they are not made at a time when (and do not cause) a Default, or any default by Ryland Group exists, in respect of any of [Ryland’s] material debt, and (ii) the total of those loans and advances never (without the prior approval of [The Chase Manhattan Bank]) exceeds the lesser of either 50% of [Ryland’s] Net Worth or $7,500,000 or (b) [they are] otherwise approved by [The Chase Manhattan Bank] in writing;

the short term payment obligations of Ryland Group to Ryland that result from Countrywide’s making single payments on the last two business days of a quarter to Ryland Group under Countrywide’s Early Purchase Program of amounts that are owed by

Ms. Susan Cass
September 27, 2001

Countrywide part to Ryland and part to Ryland Group, be disregarded in determining the sum of loans or advances by Ryland to Ryland Group outstanding from time to time (specifically, to test for compliance with clause (a)(ii) of the above-quoted item 10.)

     Please sign and return a copy of this letter to this Bank to confirm our agreements as stated in clauses (a) and (b) of the second sentence of this Part 0 of this letter.

     2.     Financial Covenants. Section 9.3 of the Loan Agreement states that the Guarantor (Ryland) must comply in all respects with the financial covenants applicable to it as set forth in Section 9 of the Existing Loan Agreement, to the same effect as if they were set forth in the Loan Agreement.

     Please sign and return a copy of this letter to this Bank also to confirm that such provision remains applicable, even though the Existing Loan Agreement has been terminated, and that the referenced financial covenants with which Ryland continues to be obligated to comply pursuant to Section 9.3 of the Loan Agreement are the following:

•	Ryland’s Net Worth may not be less than $15 million at the end of any quarter in Ryland’s fiscal year.

•	The ratio of Ryland’s Total Liabilities to Ryland’s Tangible Net Worth may not exceed 13.5 to 1.0 at the end of any quarter in Ryland’s fiscal year.

•	The sum of Ryland’s net income (excluding any recognized non-cash income) or loss plus (to the extent deducted in calculating that net income or loss) amortization, depreciation and other noncash charges (on a consolidated basis) may never be less than $1.00 at the end of any of Ryland’s fiscal quarters for the four fiscal quarter periods then ended.

As used above:

•	“Net Worth” means, on a consolidated basis and at anytime, Ryland’s stockholders’ equity reflected on its balance sheet.

•	“Total Liabilities” means, for Ryland, on a consolidated basis, and at any time, all amounts that should be reflected as a liability on Ryland’s balance sheet. The consolidated repurchase and consolidated reverse repurchase obligations of Ryland and its affiliates under Repurchase Agreements in connection with the sale of, and secured by, Mortgage Securities, may be excluded from Total Liabilities.

•	“Mortgage Securities” means (a) participation certificates representing undivided interests in first lien residential mortgage loans purchased by the Federal Home Loan Mortgage Corporation under the Emergency Home Finance Act of 1970, (b) modified pass through mortgage backed certificates guaranteed by the Federal National Mortgage Association under the National Housing Act, (c) modified pass through mortgage backed certificates guaranteed by the Government National Mortgage Association under § 306(g) of the National Housing Act, or (d) any other security issued by an investor that was an “Approved Investor” under the Existing Loan Agreement or that is approved by The Chase Manhattan Bank, that is based on or backed by a pool of mortgage loans providing for pass through payments of principal and interest.

•	“Tangible Net Worth” means, on a consolidated basis, at any time, and without duplication, the sum of (a) Ryland’s Net Worth plus (b) Ryland’s long term debt if its maturity is no earlier than 30 days after the Stated Termination Date, as defined in the Loan Agreement and its payment is subordinated to payment of Ryland’s Obligation (as defined in the Loan Agreement) in form and substance acceptable to The Chase Manhattan Bank; minus (c) Ryland’s goodwill, including, without limitation, any

Ms. Susan Cass
September 27, 2001

amounts representing the excess of the purchase price for acquired assets, stock or interests over the book value assigned to them minus (d) Ryland’s patents, trademarks, service marks, trade names and copyrights minus (e) Ryland’s other intangible assets.

Please call if you have any questions or comments.

Very truly yours,

/s/ Cynthia E. Crites Cynthia E. Crites Vice President

Agreed:

RYLAND MORTGAGE COMPANY

By: Name: Title: Date:	/s/ Susan M. Cass Susan M. Cass Senior Vice President and Chief Financial Officer September 27, 2001

EXHIBIT 1

SCHEDULE 8.3

PERMITTED LOANS/INVESTMENTS

1.	Mortgage-backed securities and related residual interests, acquired by Borrower in the ordinary course of it business.

2.	Permitted Loans and Investments of Guarantor under the Existing Loan Agreement.

3.	Mortgage Securities or other mortgage-backed securities issued by any Subsidiary of Ryland Group that are acquired by Guarantor under its exercise of call Rights with respect to them.

4.	(a) Investments having a maturity of one year or less in commercial paper given the highest rating by a nationally recognized credit rating agency, (b) the United States governmental obligations having maturities of one year or less, and (c) certificates of deposit, bankers acceptances, and repurchase agreements issued by a Lender or any other commercial bank that has combined capital and surplus of at least Two Hundred Fifty Million Dollars ($250,000,000) and a rating of C or better by Thompson Bank Watch, Inc.

5.	Eurodollar investments with (a) any Lender or (b) any other financial institution that has (i) combined capital, surplus, and undivided profits of at least One Hundred Million Dollars ($100,000,000) and (ii) a Moody’s Investors Service, Inc., or Standard & Poor’s Corporation commercial paper rating of at least P-1 or A-1, respectively, or (iii) if it does not have a commercial paper rating, a bond rating of at least A-1 or A-, respectively.

6.	Extensions of trade credit and other payables in the ordinary course of business.

7.	Acquisition of securities or evidences of Debt of others when acquired by either Company in settlement of accounts receivable or other debts arising in the ordinary course of business so long as the total of all of those securities or evidences of debt is not material to the Companies’ financial condition taken as a whole.

8.	Loans or advances to officers or employees (a) of Guarantor or its Subsidiaries for travel, entertainment, and relocation expense in the ordinary course of business or (b) of either borrower or Guarantor that are not in the ordinary course and are never more than a total of Five Hundred Thousand Dollars ($500,000) outstanding for both Borrower and Guarantor together.

9.	Loans or advances to Guarantor.

EXHIBIT 2

SCHEDULE 8.3 TO EXISTING LOAN AGREEMENT

PERMITTED LOANS/INVESTMENTS

1.	Mortgage loans and mortgage-backed securities and related residual interests, originated or acquired by Borrower in the ordinary course of it business.

2.	Acquisition by Borrower of the stock or assets of any Person conducting a mortgage-servicing business.

3.	Mortgage Securities or other mortgage-backed securities issued by any Subsidiary of Borrower that are acquired by Borrower under its exercise of call Rights with respect to them.

4.	Investments that (a) are made by Borrower in joint ventures with homebuilders and realtors for the purpose of originating mortgage loans and (b) never exceed a total of $5,000,000.

5.	(a) Investments having a maturity of one year or less in commercial paper given the highest rating by a nationally recognized credit rating agency, (b) United States governmental obligations having maturities of one year or less, and (c) certificates of deposit, bankers acceptances, and repurchase agreements issued by a Lender or any other commercial bank that has combined capital and surplus of at least $250,000,000 and a rating of C or better by Thompson Bank Watch, Inc.

6.	Eurodollar investments with (a) any Lender or (b) any other financial institution that has (i) combined capital, surplus, and undivided profits of at least $100,000,000 and (ii) a Moody’s Investors Service, Inc., or Standard & Poor’s Corporation commercial-paper rating of at least P-1 or A-1, respectively, or (iii) if it does not have a commercial-paper rating, a bond rating of at least A-1 or A-, respectively.

7.	Extensions of trade credit and other payables in the ordinary course of business.

8.	Acquisition of securities or evidences of Debt of others when acquired by Borrower in settlement of accounts receivable or other debts arising in the ordinary course of business so long as the total of all of those securities or evidences of debt is not material to the Borrower’s financial condition taken as a whole.

9.	Loans or advances to officers or employees (a) of Borrower or its Subsidiaries for travel, entertainment, and relocation expense in the ordinary course of business or (b) of Borrower that are not in the ordinary course and are never more than a total of $500,000 outstanding for Borrower.

10.	Loans or advances by Borrower to Ryland Group in the management its cash so long as (a) (i) they are not made at a time when (and do not cause) a Default or any default by Ryland Group exists in respect of any of its material debt, and (ii) the total of those loans and advances never (without the prior written approval by Administrative Agent) exceeds the lesser of either 50% of Borrower’s Net Worth or $7,500,000 or (b) is otherwise approved by Administrative Agent in writing.

ASSOCIATES FUNDING, INC.

OFFICER’S CERTIFICATE

LENDER:	JPMorgan Chase Bank

COMPANY:	Associates Funding, Inc.

DATE:	March 29, 2003

This Certificate is delivered to the Lender under a Repurchase Financing Agreement dated as of October 9, 1996, as amended by a First Amendment to Repurchase Financing Agreement dated as of March 31, 1998 (the “3/98 Amendment”), a Second Amendment to Repurchase Financing Agreement dated as of September 30, 1998 (the “9/98 Amendment”), a Third Amendment to Repurchase Financing Agreement dated as of December 31, 1998 (the “12/98 Amendment”), a Fourth Amendment to the Repurchase Financing Agreement dated as of March 31, 1999 (the “3/99 Amendment”), a Fifth Amendment to the Repurchase Financing Agreement dated as of April 15, 1999 (the “4/99 Amendment”), a Sixth Amendment to the Repurchase Financing Agreement dated as of March 31, 2000 (the “3/00 Amendment”), a Seventh Amendment to the Repurchase Financing Agreement dated as of September 1, 2000 (the “9/00 Amendment”), a Eighth Amendment to the Repurchase Financing Agreement dated as of March 30, 2001 (the “3/01 Amendment”), a Ninth Amendment to the Repurchase Financing Agreement dated as of March 29, 2002 (the “3/02 Amendment”), and a Tenth Amendment to the Repurchase Financing Agreement dated as of March 29, 2003 (the “3/03 Amendment”) (all documents collectively referred to as the “Repurchase Financing Agreement”) between the Company, as Borrower, Ryland Mortgage Company, as Guarantor, and the Lender, both as Agent and Lender. Unless they are otherwise defined in the 3/03 Amendment, terms defined in the Repurchase Financing Agreement have the same meanings here as there.

The undersigned Company officer certifies to the Lender that on the date of this Certificate:

1.	The undersigned is an incumbent officer of the Company holding the title stated below the undersigned’s signature below.

2.	Attached hereto as Annex A is a true and complete copy of the resolution of the Board of Directors of the Company authorizing the negotiation and execution of the 3/03 Amendment. There have been no amendments to the Certificate, Articles of Incorporation or Bylaws of the Company since October 1, 1996.

3.	The Company officers authorized to execute and deliver the 3/03 Amendment are as follows:

NAME	TITLE	SIGNATURE

Daniel G. Schreiner	President	/s/ Daniel G. Schreiner

Susan M. Cass	Senior Vice President and CFO	/s/ Susan M. Cass

ASSOCIATES FUNDING, INC. a Delaware corporation

By:	/s/ Susan M. Cass

Susan M. Cass
	Its:	Sr. Vice President and CFO

ANNEX A

ASSOCIATES FUNDING, INC.

CONSENT OF DIRECTORS

THE UNDERSIGNED, being all the directors of Associates Funding, Inc., a Delaware corporation (the “Corporation”), hereby waive the calling and holding of a meeting of directors, consent to the following action, and direct that this consent be filed with the minutes of the proceedings of the Corporation:

RESOLVED, that the Corporation is hereby authorized to entered into the Tenth Amendment to Repurchase Financing Agreement dated as of March 29, 2003 (the “Tenth Amendment”), by and between Ryland Mortgage Company as Guarantor, the Corporation as Borrower, and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank and successor by merger to Chase Bank of Texas, National Association) both as Agent and Lender, amending the Repurchase Financing Agreement between the parties dated October 9, 1996, as amended by a First Amendment to Repurchase Financing Agreement dated as of March 31, 1998, a Second Amendment to Repurchase Financing Agreement dated as of September 30, 1998, a Third Amendment to Repurchase Financing Agreement dated as of December 31, 1998, a Fourth Amendment to the Repurchase Financing Agreement dated as of March 31, 1999, a Fifth Amendment to the Repurchase Financing Agreement dated as of April 15, 1999, a Sixth Amendment to the Repurchase Financing Agreement dated as of March 31, 2000, a Seventh Amendment to the Repurchase Financing Agreement dated as of September 1, 2000, an Eighth Amendment to the Repurchase Financing Agreement dated as of March 30, 2001, and a Ninth Amendment to the Repurchase Financing Agreement dated as of March 29, 2002 (the Repurchase Financing Agreement and Amendments, collectively referred to as the “Repurchase Financing Agreement”), for the purpose of extending the stated Termination Date to March 31, 2004, and confirming and continuing existing agreements between the parties for accrual and payment of a facility fee, all as more particularly set forth in the Tenth Amendment.

RESOLVED, that officers of the Corporation be and are hereby authorized, empowered and directed, in the name and on behalf of the Corporation, to execute, deliver, record and file all agreements, certificates, documents and other instruments and to take all action as may be necessary or, in their judgment, desirable and proper in order to renew and continue the Repurchase Financing Agreement, the execution and delivery to be conclusive evidence of the approval of the terms and conditions of such renewal and continuation of the Repurchase Financing Agreement and the related agreements, certificates, documents and other instruments, and all related actions, by the Board of Directors and of the authority of the officers to execute and deliver such agreements, certificates, documents and instruments in the form executed and delivered.

DATED: March 29, 2003

/s/ Susan M. Cass Susan M. Cass

/s/ Cathey S. Lowe Cathey S. Lowe

RYLAND MORTGAGE COMPANY

OFFICER’S CERTIFICATE

LENDER:	JPMorgan Chase Bank

COMPANY:	Ryland Mortgage Company

DATE:	March 29, 2003

This Certificate is delivered to the Lender under a Repurchase Financing Agreement dated as of October 9, 1996, as amended by a First Amendment to Repurchase Financing Agreement dated as of March 31, 1998 (the “3/98 Amendment”), a Second Amendment to Repurchase Financing Agreement dated as of September 30, 1998 (the “9/98 Amendment”), a Third Amendment to Repurchase Financing Agreement dated as of December 31, 1998 (the “12/98 Amendment”), a Fourth Amendment to the Repurchase Financing Agreement dated as of March 31, 1999 (the “3/99 Amendment”), a Fifth Amendment to the Repurchase Financing Agreement dated as of April 15, 1999 (the “4/99 Amendment”), a Sixth Amendment to the Repurchase Financing Agreement dated as of March 31, 2000 (the “3/00 Amendment”), a Seventh Amendment to the Repurchase Financing Agreement dated as of September 1, 2000 (the “9/00 Amendment”), a Eighth Amendment to the Repurchase Financing Agreement dated as of March 30, 2001 (the “3/01 Amendment”), a Ninth Amendment to the Repurchase Financing Agreement dated as of March 29, 2002 (the “3/02 Amendment”), and a Tenth Amendment to the Repurchase Financing Agreement dated as of March 29, 2003 (the “3/03 Amendment”) (all documents collectively referred to as the “Repurchase Financing Agreement”) between Associates Funding, Inc., as Borrower, the Company, as Guarantor, and the Lender, both as Agent and Lender. Unless they are otherwise defined in the 3/03 Amendment, terms defined in the Repurchase Financing Agreement have the same meanings here as there.

The undersigned Company officer certifies to the Lender that on the date of this Certificate:

1.	The undersigned is an incumbent officer of the Company holding the title stated below the undersigned’s signature below.

2.	Attached hereto as Annex A is a true and complete copy of the resolution of the Board of Directors of the Company authorizing the negotiation and execution of the 3/03 Amendment. There have been no amendments to the Certificate, Articles of Incorporation or Bylaws of the Company since October 1, 1996, except as set forth in the attached Annex B.

3.	The Company officers authorized to execute and deliver the 3/03 Amendment are as follows:

NAME	TITLE	SIGNATURE

Daniel G. Schreiner	President	/s/ Daniel G. Schreiner

Susan M. Cass	Senior Vice President and CFO	/s/ Susan M. Cass

RYLAND MORTGAGE COMPANY, an Ohio corporation

By:	/s/ Susan M. Cass

Susan M. Cass
	Its:	Sr. Vice President and CFO

ANNEX A

RYLAND MORTGAGE COMPANY

CONSENT OF DIRECTORS

THE UNDERSIGNED, being all the directors of Ryland Mortgage Company, an Ohio corporation (the “Corporation”), hereby waive the calling and holding of a meeting of directors, consent to the following action, and direct that this consent be filed with the minutes of the proceedings of the Corporation:

RESOLVED, that the Corporation is hereby authorized to entered into the Tenth Amendment to Repurchase Financing Agreement dated as of March 29, 2003 (the “Tenth Amendment”), by and between the Corporation as Guarantor, Associates Funding, Inc. as Borrower, and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank and successor by merger to Chase Bank of Texas, National Association) both as Agent and Lender, amending the Repurchase Financing Agreement between the parties dated October 9, 1996, as amended by a First Amendment to Repurchase Financing Agreement dated as of March 31, 1998, a Second Amendment to Repurchase Financing Agreement dated as of September 30, 1998, a Third Amendment to Repurchase Financing Agreement dated as of December 31, 1998, a Fourth Amendment to the Repurchase Financing Agreement dated as of March 31, 1999, a Fifth Amendment to the Repurchase Financing Agreement dated as of April 15, 1999, a Sixth Amendment to the Repurchase Financing Agreement dated as of March 31, 2000, a Seventh Amendment to the Repurchase Financing Agreement dated as of September 1, 2000, an Eighth Amendment to the Repurchase Financing Agreement dated as of March 30, 2001, and a Ninth Amendment to the Repurchase Financing Agreement dated as of March 29, 2002 (the Repurchase Financing Agreement and Amendments, collectively referred to as the “Repurchase Financing Agreement”), for the purpose of extending the stated Termination Date to March 31, 2004, and confirming and continuing existing agreements between the parties for accrual and payment of a facility fee, all as more particularly set forth in the Tenth Amendment.

RESOLVED, that officers of the Corporation be and are hereby authorized, empowered and directed, in the name and on behalf of the Corporation, to execute, deliver, record and file all agreements, certificates, documents and other instruments and to take all action as may be necessary or, in their judgment, desirable and proper in order to renew and continue the Repurchase Financing Agreement, the execution and delivery to be conclusive evidence of the approval of the terms and conditions of such renewal and continuation of the Repurchase Financing Agreement and the related agreements, certificates, documents and other instruments, and all related actions, by the Board of Directors and of the authority of the officers to execute and deliver such agreements, certificates, documents and instruments in the form executed and delivered.

DATED: March 29, 2003

/s/ Daniel G. Schreiner Daniel G. Schreiner

/s/ Timothy J. Geckle Timothy J. Geckle